Exhibit 99.1

Telik Announces Plans for Special Meeting of Stockholders and Transition to MabVax Therapeutics Holdings, Inc.

San Diego, CA, August 4, 2014 – As previously announced, MabVax Therapeutics, Inc., a privately held cancer immunotherapy company, and Telik, Inc. (OTCQB: TELK), a clinical stage oncology drug development company, completed a merger transaction pursuant to which MabVax became a wholly owned subsidiary of Telik effective as of July 8, 2014, following Telik stockholder approval at Telik’s annual meeting of stockholders, held on July 7, 2014. Following the merger, MabVax appointed and introduced a new management team and board of directors of Telik, which became effective on July 8, 2014. Management also filed a definitive proxy statement and set August 20, 2014, as a date for a special meeting of Stockholders to obtain approval for three proposals that failed to obtain the required number of votes for approval at Telik’s annual meeting of stockholders. These three proposals require the approval of a majority of the shares of common stock and preferred stock of Telik, on an as-converted basis, at the special meeting, and, if such approval is obtained, would change Telik’s name to MabVax Therapeutics Holdings, Inc., effect a 5 to 1 reverse stock split to meet NASDAQ initial listing requirements, and result in an increase in the number of authorized shares of common stock and preferred stock.

While over 90% the votes cast at Telik’s stockholders’ meeting on July 7 were in favor of each of the three proposals, the vote totals did not constitute a majority of Telik’s outstanding shares, as required for approval of such items under Delaware law. As set forth in the definitive proxy filed in connection with the August 20, 2014 special meeting, Management has recommended approval of all three proposals.

Due to the failure of Telik to obtain sufficient votes for stockholder approval of the 5 to 1 reverse stock split described in Telik’s earlier Proxy Statement, the newly combined company did not immediately evidence full compliance with the terms of the NASDAQ Listing Qualifications Panel (the “NASDAQ Panel”) and, as a result, its shares of common stock are currently trading on the Nasdaq OTCQB market. The new management filed a timely appeal with the NASDAQ Listing and Hearing Review Council (the “NASDAQ Listing Council”) to seek additional time to obtain the necessary votes to approve the reverse stock split and for the combined entity to evidence compliance with all applicable requirements for initial listing on The NASDAQ Capital Market, including the $4.00 minimum stock price requirement. The Company believes that it will be able to obtain the requisite stockholder vote for a reverse stock split (as well as a name change to MabVax Therapeutics Holdings, Inc. and an increase in its authorized shares of common stock and preferred stock) at the August 20th stockholder’s meeting. Once the requisite stockholder vote for the name change of Telik is obtained, the Company will trade under a new symbol denoting its new name, MabVax Therapeutics Holdings, Inc.

David Hansen, President and CEO of the Company, said, “We believe with proper solicitation of votes from our expanded stockholder base, we should be able receive approval for the outstanding proposals

11588 Sorrento Valley Road, Suite 20, San Diego, CA 92121     p: 858-259-9405     f: 858-792-7033

website: www.mabvax.com         email: gregoryhanson@mabvax.com

at the upcoming meeting and thus achieve all of our objectives in the merger with Telik. We also believe that the appeal we have filed with the NASDAQ Listing Council and the plan we have put in place for obtaining stockholder approvals should help to resolve the remaining listing issues with NASDAQ in the near term.”

“We know our Telik and former MabVax stockholders will benefit from the actions we are taking here in the short term to address these outstanding issues,” continued Hansen. “We look forward to the opportunity to accelerate the advancement of MabVax’ development pipeline with recent capital infusions made by our investors, and the benefits of better access to the public market and improved liquidity for all of our stockholders, by seeking continuation of our listing on the NASDAQ Capital Market.”

About the Newly Combined Company

Both MabVax and Telik are clinical stage biotechnology companies focused on the discovery and development novel therapies to address unmet medical needs in the treatment of cancer. The combined company has an expanded pipeline of late stage clinical programs, three products in late Phase 2 clinical status, as well as a robust early stage preclinical portfolio of drug candidates all focused in oncology. The newly combined company will focus primarily on the pipeline of human monoclonal antibody products and therapeutic cancer vaccines brought to the merger from MabVax. The new management team is also evaluating the Telik product development portfolio to determine which areas of the proprietary technology underlying their programs have the most potential for incorporating into MabVax’ clinical development strategy.

Forward Looking Statements

This press release contains “forward-looking statements” regarding matters that are not historical facts, including statements relating to the listing of the Company’s securities, anticipated approval of certain matters by the Company’s stockholders, anticipated actions taken by the NASDAQ Panel and the potential for the Company’s shares to continue trading on the NASDAQ Capital Market. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in Telik’s periodic filings with the Securities and Exchange Commission, including the factors described in the section entitled “Risk Factors” in its annual report on Form 10-K for the fiscal year ended December 31, 2013 and in the Proxy Statement dated July 25, 2014, as amended and supplemented from time to time. The parties do not undertake any obligation to update forward-looking statements contained in this press release.

11588 Sorrento Valley Road, Suite 20, San Diego, CA 92121     p: 858-259-9405     f: 858-792-7033

website: www.mabvax.com         email: gregoryhanson@mabvax.com

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between MabVax and Telik, INVESTORS AND SECURITY HOLDERS OF TELIK ARE URGED TO READ FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013 AND IN THE PROXY STATEMENT DATED JULY 25, 2014, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents and other documents filed with the Securities and Exchange Commission (the “SEC”) by Telik through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Telik will also be available free of charge on Telik’s website at www.telik.com. These documents can be obtained free of charge from the sources indicated above.

Contact:

David Hansen

President and CEO

11588 Sorrento Valley Road, Suite 20

San Diego, CA 92121

858-259-9405

dhansen@mabvax.com

11588 Sorrento Valley Road, Suite 20, San Diego, CA 92121     p: 858-259-9405     f: 858-792-7033

website: www.mabvax.com         email: gregoryhanson@mabvax.com